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                                                                 EXHIBIT 10.15.2

          THIRD AMENDMENT TO THE NCR MID-CAREER HIRE SUPPLEMENTAL PENSION PLAN

     AMENDMENT TO THE NCR MID-CAREER HIRE SUPPLEMENTAL PENSION PLAN (the "Plan") as restated and in effect January 1, 1997 by NCR Corporation ("NCR").

     WHEREAS, the Plan was amended and restated effective January 1, 1997; and

     WHEREAS, NCR desires to amend the Plan to admit no new participants to the Plan;

     NOW, THEREFORE, NCR does hereby amend the Plan, effective June 1, 2002, as follows:

     1. Section 2.1 of ARTICLE II is hereby amended by the addition of the following new paragraph:

     Notwithstanding the above, effective June 1, 2002, no new participants will be admitted to the Plan.

     IN WITNESS WHEREOF, NCR has caused this amendment to the Plan to be executed this 31st day of July, 2002.

                                  FOR NCR CORPORATION


                                  By: /s/ Wilbert Buiter
                                      ------------------------------------------
                                          Wilbert Buiter
                                          Senior Vice President, Human Resources